UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2020

CIMAREX ENERGY CO.
(Exact name of registrant as specified in its charter)

Delaware		001-31446	45-0466694
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700
Denver	Colorado		80203
(Address of principal executive offices)			(Zip Code)

(303) 295-3995
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	XEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

After the close of trading on the New York Stock Exchange on February 19, 2020, Cimarex Energy Co. (“Cimarex”) announced its fourth quarter and full year 2019 financial results. Cimarex also announced after market close on February 19, 2020 its 2020 capital plans. These news releases are included in this report as Exhibits 99.1 and 99.2.

ITEM 7.01    REGULATION FD DISCLOSURE

After the close of trading on the New York Stock Exchange on February 19, 2020, Cimarex issued a news release reporting its financial results for the fourth quarter 2019. Cimarex also announced after market close on February 19, 2020 its 2020 capital plans. Copies of these news releases are furnished as Exhibits 99.1 and 99.2 to this report.

Cimarex will host a conference call on February 20, 2020 at 11:00 a.m. ET (9:00 a.m. MT). The call will be webcast and accessible on the Cimarex website at www.cimarex.com. To participate in the live, interactive call, dial 866-367-3053 ten minutes before the scheduled start time (callers in Canada dial 855-669-9657 and international callers dial 412-902-4216). A replay will be available on the company’s website.

For more details on Cimarex’s 2019 results, please refer to the company’s investor presentation available at www.cimarex.com.

All statements in the news releases and presentation and conference call referenced in the earnings news release, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Please refer to the company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC, and other filings including our Current Reports on Form 8-K and Quarterly Reports on Form 10-Q, for a list of certain risk factors that may affect these forward-looking statements.

In accordance with General Instructions B.2. of Form 8-K, the information described in this Item 7.01, including the matters discussed in the conference call and the contents of the investor presentation, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

D.    Exhibits

Exhibit No. Description

99.1	Cimarex News Release concerning earnings, dated February 19, 2020
99.2	Cimarex News Release concerning capital plans, dated February 19, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cimarex has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2020

CIMAREX ENERGY CO.

/s/ G. Mark Burford
G. Mark Burford
Senior Vice President and Chief Financial Officer

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